BORROWED FUNDS	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
BORROWED FUNDS
NOTE H - BORROWED FUNDS

Borrowed funds consisted of the following:

	2016	2015

Reverse Repurchase Agreement	$5,000,000	$5,000,000
Fed Funds purchased	-	5,340,000
FHLB advances	48,000,000	99,981,245
First Tennessee Bank	16,000,000	-
	$69,000,000	$110,321,245

Advances from the FHLB have maturity dates ranging from January 2017 through June 2019. Interest is payable monthly at rates ranging from .66% to 1.60%. Advances due to the FHLB are collateralized by a blanket lien on first mortgage loans in the amount of the outstanding borrowings, FHLB capital stock, and amounts on deposit with the FHLB. At December 31, 2016, FHLB advances available and unused totaled $349,511,450.

Future annual principal repayment requirements on the borrowings from the FHLB at December 31, 2016, were as follows:

Year	Amount

2017	$35,000,000
2018	2,500,000
2019	10,500,000
2020	-
Total	$48,000,000

Reverse Repurchase Agreements consist of one $5,000,000 agreement. The agreement is secured by securities with a fair value of $5,470,105 at December 31, 2016 and $5,501,503 at December 31, 2015. The repurchase date of the agreement is September 26, 2017, and bears an interest rate of 3.81%.

The Company entered into a loan agreement with First Tennessee Bank for a $20 million revolving line of credit. The maturity date is December 5, 2017. The interest rate will be at a rate of 2.50% over the LIBOR Rate. The Company executed a negative pledge agreement to which it agreed not to pledge any capital stock of the Bank so long as any indebtedness is outstanding under the line of credit. The loan agreement includes covenants that require the Company to maintain key financial ratios above or below a stated benchmark level.